Rule 497(e)
File No. 333-283221

REX ETF Trust
(the “Trust”)

REX Drone ETF
(the “Fund”)

Supplement to the Fund’s Statement of Additional Information (“SAI”)

Dated January 14, 2026

Notwithstanding anything to the contrary in the Fund’s SAI, the second sentence of the section entitled “Creation and Redemption of Creation Units – Placement of Creation or Redemption Orders” is hereby deleted and replaced in its entirety with the following:

In general, all orders to purchase or redeem Creation Units must be received by the transfer agent in the proper form required by the Participant Agreement no later than 4:00 p.m., Eastern Time, on each day the NYSE is open for business (the “Closing Time”) in order for the purchase or redemption of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form.

Please Keep This Supplement With Your SAI For Future Reference